                                                                    Exhibit 10.7

                                AMENDMENT NO. 1

THIS AMENDMENT NO. 1 (the "Amendment") is entered into effective as of the __ day of August 1999, between Corio Corporation ("Customer") and Concentric Network Corporation ("Concentric").

        WHEREAS, Customer and Concentric are parties to a ConcentricHost Server Solutions Service Agreement, dated 29 January 1999 ("Agreement").

        WHEREAS, Customer and Concentric wish to amend the Agreement to incorporate specific, additional terms addressing the establishment of a multi-server, dedicated area hosting environment at Concentric's data center,

        NOW, THEREFORE, in consideration of the mutual covenants and conditions in this Amendment, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

        1. Services. Section 1.0, Services, is deleted in its entirety and replaced with the following new section:

                "Subject to the terms and conditions of this Agreement, during the term of this Agreement, Concentric will provide to Customer the goods and services (collectively, the "Services") as described in the Statement of Work, attached hereto, as Exhibit B."

        2. Services. Section 1.0, Services: The additional provision is added as follows:

                "During the term of this Agreement, Customer agrees that Concentric shall be the exclusive provider of [*] of Customer's hosting services requirements with respect to new business from the Effective Date of this Amendment. This exclusivity requirement shall not be applicable to new business customers of Customer who express a preference for an alternative hosting provider, and with whom Customer would not reasonably be able to secure business without acceding to such preference."

        3. Payment and Invoices. Subsection 2.1, Fees, is deleted in its entirety and replaced with the following new subsection:

                "Customer shall pay Concentric the fees and charges as set forth in Exhibit A, Pricing, attached hereto. These fees and charges may include one-time set-up charges, one-time engineering design fees, engineering support fees, sustaining engineering fees, cross connection fees, as well as certain monthly recurring fees. During the term of this Agreement the fees shall be fixed; however, should Concentric's general fees for the Services decrease during the term, Customer's fees will be adjusted accordingly. In addition, the parties agree, on an annual basis, to discuss pricing to insure such pricing is competitive in the market. If such pricing is not competitive, then the pricing will be decreased accordingly."

        4. Marketing and Promotion. A new subsection, 7.2 is added as follows:

                7.2 During the term of this Agreement, (1) Customer will refer to Concentric as its preferred data center and hosting provider in all public forums; and, (2) Concentric will refer to Customer as its preferred Applications Service Provider (for the applications that Customer supports) in all public forums."


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Amendment One
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[*] Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

     5. Term and Termination. Subsection 6.1, Term, is deleted in its entirety and replaced with the following new Subsection:

     "The term of this Agreement will commence on the Effective Date and continue for the term of three (3) years from the execution date of this Amendment. Upon written notice thirty (30) days or more prior to the expiration of the initial term, Customer will indicate whether to extend the term for an additional two (2) years or such term as Customer may request, or let the Agreement expire. Should Customer elect to renew this Agreement, the parties shall agree upon the fees and Commitment for such renewal term. Absent such thirty (30) day notice by Customer, this Agreement shall automatically renew for successive one (1) year terms under the prices then in effect for the Services."

     6. Term and Termination. Subsection 6.2(a), After the first clause, ending with the word "breach", add the following:

     "and if Customer is terminating due to a breach by Concentric under this subsection, then both this Agreement and the Warrant to Purchase Series C Preferred Stock, attached hereto as Exhibit C, will be terminated, and any benefits or rights that Concentric may have under the Warrant to Purchase Series C Preferred Stock are revoked in their entirety. However, if Concentric is terminating due to a breach by Customer under this subsection, then the Warrant to Purchase Series C Preferred Stock, attached hereto as Exhibit C, shall remain valid and continue in full force, unless terminated by Concentric by written notice to Customer."

     7. Term and Termination. Subsection 6.3(a), Effect of Termination, is deleted in its entirety.

     8.  General Provisions. A new subsection 9.11 is added as follows:

     "9.11. This Agreement is subject to the issuance to Concentric of a warrant to purchase Series C Preferred Stock of Corio, on the terms and subject to the conditions contained in that certain Warrant to Purchase Series C Preferred Stock, attached hereto as Exhibit C."

     9. Defined Terms. All capitalized terms in this Amendment, not otherwise defined herein, shall have the meanings ascribed to them in the Agreement.

     10. Ratification and Affirmation. The Agreement, as modified by the express terms of this Amendment, is hereby ratified and affirmed by Customer and Concentric, and shall remain in full force and effect.

     IN WITNESS WHEREOF, the Parties have executed this Amendment effective as of the date first above written.


CUSTOMER:                                    CONCENTRIC:

CORIO CORPORATION                            CONCENTRIC NETWORK CORPORATION


By: /s/ GEORGE KADIFA                        /s/ HENRY R. NOTHHAFT
    -----------------                            -------------------
Name: George Kadifa                          Name: Henry R. Nothhaft
      ---------------                              -----------------
Title: President & CEO                       Title: CEO
      ---------------                              -----------------

Corio Hosting                     Confidential                      Page 2 of 10
Amendment One
23 August 1999

                                   EXHIBIT A
                                    PRICING

--------------------------------------------------------------------------------
POINT TO POINT CONNECTION TO DATA CENTER     SETUP                 MONTHLY
--------------------------------------------------------------------------------
o Cross Connection                           [*]                [*]
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NETWORK PERFORMANCE DATA FEEDS TO CORIO      SETUP                 MONTHLY
--------------------------------------------------------------------------------
o Management System setup and use for
  1,000 end points                                              [*]
--------------------------------------------------------------------------------
o Pinging of alternate connections
  data feed                                  [*]                [*]
--------------------------------------------------------------------------------
o Vertical notification per data feed if
  requested at the time of installation                         [*]
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TAPE BACK UP TAPES 30-60 GBS OF STORAGE                         PER TAPE
--------------------------------------------------------------------------------
o Per tape (30 to 60 GBs)                                       [*]
--------------------------------------------------------------------------------


CORIO PER SERVER HOSTING SERVICE:

     [*]

(per server per month charge to include the following components found on this page and the next page)

Server Management

o    Server management up to the OS level

ASSET MANAGEMENT SYSTEM

Corio specific asset management system




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[*] Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

REPORTING SERVICES

o    Server outage reporting

o    Bandwidth utilization reporting

o    Corio specific tape backup reporting

o    Corio specific asset management reporting

TAPE BACKUP

o    All physical effort involved with tape backups

o    Management of tape backup system as defined in the statement of work

SYSTEM ENGINEERING SERVICES

o    Up to 1 hours per server per month

ENVIRONMENT (16 FT. X 16 FT. CORIO CAGE)

o Secure, scalable areas including locked cabinets, racks, shelves, locked cages and private suites

o    Telco hardened

o    Environmental controls

o    Redundant heating, ventilation and air condition systems

o    Physically secure with escorted access at all times

o    Fire Master 200 Fire Suppression System

o    Redundant, built-in, clean, continuous power distribution units to servers

o    Redundant power. UPS & diesel generator power back-up

o    Telco Relay Racks.

o    standard 19" rack mount

o    cable guides on both sides of each rack

o    circuit drops directly to their network cabinet.

***ASSUMPTIONS: CORIO PROVIDES "CORIO SPECIFIC": SERVERS, ROUTERS, SWITCHES, AND TAPE BACKUP EQUIPMENT

***SUSTAINED ENGINEERING WORK TO BE BILLED AT $150.00 PER HOUR


Corio Hosting                     Confidential                      Page 4 of 10
Amendment One
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

--------------------------------------------------------------------------------
SERVER SETUP:
[*]

o    Drop Shipment receipt of server
o    Inventory of server
o    Corio specific asset tagging of server
o    Server assembly
o    All installation and configuration of Corio specific software
o    Installation of server within Corio data center
o    Configuration of all server specific monitoring systems
o    Management and storage of Corio equipment

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
PRELIMINARY ENGINEERING DESIGN WORK:

[*]

o    [*]

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
START UP ENGINEERING SUPPORT:
[*]

o    Implementation plan defining of all Corio specific procedures
o    Please refer to implementation plan for all items covered

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
INFRASTRUCTURE RACK: 1 RACK FOR EACH 16 X 16 SPACE
[*]

o Concentric will provide 1 open telco rack for Corio installed infrastructure machines in a 16 X 16 foot space.
o    Machines on this rack will be installed by Corio and maintained by Corio.
o If Corio elects to have Concentric install and manage servers, then the per server price will apply

-------------------------------------------------------------------------------



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[*] Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

MONTHLY RECURRING CHARGES: CO-LOCATION BANDWIDTH FOR INTERNET ACCESS NOT ACCESS TO CONCENTRIC DAF LINES.

                           Monthly Recurring Charges

                                Description
Bandwidth Options      (includes first 8" rack space)      [*]
-----------------      ------------------------------      -----------
   o 500 Kbps           Dedicated Switched Ethernet          [*]
   o   1 Mbps           Dedicated Switched Ethernet
   o   2 Mbps           Dedicated Switched Ethernet
   o   4 Mbps           Dedicated Switched Ethernet
   o  10 Mbps               Dedicated Ethernet


                                  10 Mbps
                                  11 Mbps
                                  12 Mbps
                                  13 Mbps
                                  14 Mbps
                                  15 Mbps
                                  16 Mbps
                                  17 Mbps
                                  18 Mbps
                                  19 Mbps
                                  20 Mbps
                                  30 Mbps
                                  40 Mbps
                                  50 Mbps
                                  60 Mbps
                                  70 Mbps
                                  80 Mbps
                                  90 Mbps
                                 100 Mbps


Corio Hosting                   Confidential                        Page 6 of 10
Amendment One
23 August 1999

[*] Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

DISCOUNTS & INCENTIVE OFFER TERMS

     DISCOUNTS

     Concentric will provide Corio with the following discount schedule for dedicated hosting services.

[*]                                       [*]

[*]

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[*] Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

                                   EXHIBIT B
                               STATEMENT OF WORK

CUSTOM CO-LOCATION AND NETWORK SERVICES

In accordance with the specifications & requirements provided in this Exhibit, Concentric will be a networking and hosting partner for Customer. Concentric will manage a Customer specific hosting environment and provide various forms of data connectivity to the hosted environment. Concentric will manage Customer servers, provide Customer specific reports on: server, bandwidth, tape backup and assets. Concentric will also manage the complete data backup procedures. The Concentric support center will provide helpdesk to helpdesk incident identification, escalation and management of server and network events.

1)   SECTION ONE: CO-LOCATION SERVICES

     a)   Corio provided components:

          i)   Hardware:

               (1) If Corio procures and owns their own equipment it may consist of a combination of Approximately 20 Sun E250, E450, D1000 and Ultra servers for Infrastructure (WWW, mail, ftp, etc.), Implementation (staging of new Corio customers before production), and Production.

               (2) Corio can supply tape backup equipment for a dedicated backup application. Additionally, acquisition of backup systems can be transferred to Concentric if required.


          ii) Application level software (People soft, Oracle database server, mail server and FTP server)

          iii) Corio staff to be present at Concentric Network for the first 10 installs of production systems for Corio co-located services.

          iv) Ownership, installation and management of the Operating Systems and patches until otherwise requested. At some point, it may become advantageous for Corio to transfer this responsibility to Concentric Network.

          v) Corio can provide management of all access lists on the router gateway to and from the co-located service. This includes the routers and switches associated with defining the data path of all Corio customers. This means that Corio will construct all changes to the access lists for each customer site and each internal VLAN.

          vi) Management software for a "Manager of Management Tools" application. Concentric can provide monitoring feeds to Corio. Corio will provide a software environment where those feeds are assembled and reported.


     b)   Concentric provided components:

          i) Space within the Concentric Network HQ for a Corio representative to work while the initial set (10) of installations takes place.

          ii)  Hardware and associated services.

               (1)  16 X 16 Co-location cage

               (2) Up to 19 open Telco racks and associated switches and cables. At least one of the racks will be dedicated to network equipment.

               (3) Power, fire detection and suppression systems, environmental controls, and 7 X 24 site security including online cameras, breach alarms, automated police notification and limited card key access to all secure zones.

               (4) CNC may lease to Corio, A Router, switch and associated cabling for incoming network connections both from Concentric and alternate service providers.

               (5) Firewall and encryption boxes plus configuration and management of these services can be supplied by Concentric if required by Corio.

               (6) Concentric can procure and lease to Corio the Hardware for the production co-located services if required.




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
                (7) Tape backup service components to include:

                    (a) Can include the procurement of equipment to perform
                        backup where Concentric Network will bill Corio back for the dedicated hardware.
                    (b) Physical tape swapping once a week
                    (c) Off site storage of tapes
                    (d) Tape rotation
                    (e) Coding of tapes for retrieval of backup
                    (f) Administration of the backup servers
                    (g) Tape backup equipment
                    (h) Retrieval and loading of tapes for restoration.
                    (i) Legato Tape data identification library.

          iii)  Software
                (1) Legato Software and management thereof for tape backup systems
                (2) Micromuse software for the retrieval of data to facilitate monitoring of the co-located server environment as well as Corio end users CPE. The service provided by the use of this software allows for Concentric to send a simple "ping" to a port of a Co-located machine or to an end customer site and report the status of that machine to a log where it can then be fed to an agreed upon monitoring tool. This will allow Concentric Network to determine the status of the machines and escalate to Corio if there is a non-response. This will also allow Corio a "view" into the status of all the above mentioned devices.

          iv)   Server Staging and Installation:
                (1) Installation of all hardware for Corio co-located
                    environment whether procured by Concentric Network or Corio.
                (2) Auto install of base software/operating systems from a Corio provided master can be provided by Concentric. As a benchmark for an installation process the first 10 machines (approximately) will be staged and installed by a collaborative effort between Concentric Network and Corio. If an auto installation can be mutually agreed upon Concentric will provide auto loading of master systems onto the Corio production servers.
                (3) Asset Management system to distinguish between and manage
                    Concentric and Corio hardware components. Components to include:
                    (a) Tagging
                    (b) Tracking
                    (c) Update reports provided either via email or an updated web site.

2)   SECTION TWO: NETWORK SERVICE

     a)   Concentric Provided Components:
          i) Network design specification and diagram of proposed LAN, WAN, and VPN components to be provided by Concentric. Corio and Concentric Network to jointly develop the final versions of the network design specification and diagram once the overall concepts are agreed upon.
          ii) Cross Connections of Corio customer dedicated access from alternate network service providers into the Corio custom co-location server environment. Components of this service include;
                (1) Acceptance of the alternate provider demarcation in the
                    Concentric Network Telco room and patching of that line into the Corio designated server port.
                (2) Monitoring of the cross connected patch panels and cables.
          iii) Concentric network Dedicated Access Facilities service to Corio customers for access to the Corio co-located server environment.
          iv) Installation and management of the Corio custom router environment excluding the management of the actual access lists.
          v)    Security Services:
                (1) Firewall configuration, installation, monitoring and
                    management to be provided if required.
                (2) VPNet Encryption configuration, installation, monitoring and management for both the co-location environment and for customer sites (CNC DAF and alternate provider sites) if required.
          vi)   Network Monitoring of all co-located devices.
          vii)  Monitoring of all customer premise sites.
          viii) Proactive notification of outages.



Corio Hosting                     Confidential                      Page 9 of 10
Amendment One
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
3)   SECTION THREE: SUPPORT SERVICE

          Parties will mutually agree upon Corio specific support and escalation procedures to address all of the following components:

     a)   Data Center Support provided by Concentric:

           i)  Managed server support for Corio co-located servers to include:

               (1) Tape backup management
               (2) Full backups in time frames to be provided by Corio.
               (3) Server installation and upkeep
               (4) Router and switch installation and upkeep
               (5) Cross-connection of alternate providers into the co-located server environment
               (6) Power cycle of downed machines
               (7) Loading of base applications if required.
          ii) Varying levels of escalation of detected outages of Corio servers (all escalation notification to be provided to Corio. Corio to then escalate to their customers if needed). Notification to include:
               (1) Infrastructure outages
               (2) Implementation server outages
               (3) Corio customer production server outages (of the highest priority)
               (4) Customer premise outages
         iii) Direct intervention in error correction of Corio server outages up to the basic OS level
          iv) Reporting on bandwidth usage, backup usage and status, outages and errors. Reports to include:
               (1) MRTG online report tool for bandwidth usage out of the co-location facility
               (2) Micromuse reports and logs
               (3) A Read Only view into Open View of the Corio servers and customers.
     b)   Network Operations Center support services
          i) Concentric Network to provide direct access (read only) to systems monitoring tools for their co-location and end customer sites.
         ii) Concentric Network to provide, in accordance to mutually agreed upon support procedures, monitoring down to the customer premise router for Corio customers cross connected to the co-location servers via Alternate Provider access, and reporting to Corio when Concentric is unable to "ping" remote devices.
        iii) Concentric Network to provide monitoring down to the customer premise router for all Concentric Provided DAF lines to Corio customers.
         iv) Concentric to provide a dedicated contact for access into the trouble tracking system for the Corio systems and their customer connections.
     c)   Operations Desk support service
          i) Concentric to provide help desk to help desk escalation of problems to the first tier Corio support staff for escalation to Corio customers and vice versa. Ops desk would be the mouth-piece and trouble ticket contact for both co-location and DAF/Alternate provider escalation services.
         ii) Maintenance policies to be defined to Corio and any possible customer effecting maintenance service notifications to be provided proactively to Corio.


Corio Hosting                     Confidential                     Page 10 of 10
Amendment One
23 August 1999